Description of Business and Summary of Significant Accounting Policies - Other Current Assets of Continuing Operations (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Other current assets:
Other current receivables	$ 18,150	$ 15,326
Prepaid expenses	16,892	22,424
Inventories	6,495	10,762
Other current assets	297	26
Total other current assets	$ 41,834	$ 48,538